UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 17, 2009
Date of Report (date of earliest event reported)
Eastman Kodak Company
(Exact name of Registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
343 State Street
Rochester, New York 14650
(Address of principal executive office) (Zip Code)
(585) 724-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Pricing of Convertible Note Offering
          On September 17, 2009 Eastman Kodak Company issued a press release announcing the pricing of its offering of $400 million aggregate principal amount of convertible senior notes due 2017. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release, dated September 17, 2009 Announcing the Pricing of Convertible Senior Notes

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 18, 2009	By:	/s/ William G. Love
William G. Love
Treasurer

Index to Exhibits

Exhibit
Number	Description
99.1	Press Release, dated September 17, 2009 Announcing the Pricing of Convertible Senior Notes